U.S. Bancorp 2Q15 Earnings Conference Call Richard K. Davis Chairman, President and CEO Kathy Rogers Vice Chairman and CFO July 15, 2015 Exhibit 99.2

| 2Q15 Earnings Conference Call
Forward-looking Statements
and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2014, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance.  The calculations of these measures are provided within or in the appendix of the presentation.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

| 2Q15 Earnings Conference Call
Net income of $1.5 billion; $0.80 per diluted common share
Average loan growth of 4.0% vs. 2Q14 and 0.7% vs. 1Q15 (excluding student loans, which were reclassified to held for sale at the end of 1Q15)
Average deposit growth of 8.9% vs. 2Q14 and 2.6% vs. 1Q15
Improving trends in payments-related fee revenue
Net charge-offs declined 15.2% vs. 2Q14 and increased 6.1% vs. 1Q15
Nonperforming assets declined 18.8% vs. 2Q14 and 7.0% vs. 1Q15
Capital generation continues to reinforce capital position
•
Common equity tier 1 capital ratio of 9.2% estimated for the Basel III fully implemented standardized approach
Returned 76% of earnings to shareholders in 2Q15
•
Repurchased 14 million shares of common stock during the quarter
2Q15 Highlights

| 2Q15 Earnings Conference Call
Return on Average Common Equity
and Return on Average Assets
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity
Return on Avg Assets
Efficiency Ratio
Net Interest Margin
Performance Ratios
* Excluding $214 million gain on Visa Inc. Class B common stock sale and $200 million FHA DOJ settlement
** Excluding $124 million gain related to an equity interest in Nuveen and $88 million expense for charitable contributions and legal accruals
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
2Q14
3Q14
4Q14
1Q15
2Q15
2Q14
3Q14
4Q14
1Q15
2Q15
8%
11%
14%
17%
20%
1.0%
1.5%
2.0%
2.5%
3.0%
48%
52%
56%
60%
64%
1.6%
2.2%
2.8%
3.4%
4.0%
1.60%
1.51%
1.50%
1.44%
1.46%
15.1%
14.5%
14.4%
14.1%
14.3%
51.3%*
53.8%**
53.1%
52.4%
54.3%
54.3%
53.2%
3.27%
3.16%
3.14%
3.08%
3.03%

| 2Q15 Earnings Conference Call
Notable items: 2Q14 Visa gain $214 million, 4Q14 Nuveen gain $124 million
Taxable-equivalent basis
Year-Over-Year Change
4.9%
2.0%
5.7%
1.9%
(2.8%)
$ in millions
$4,906
$5,188
$4,990
$5,169
$5,042
$214
$124
3,500
4,000
4,500
5,000
5,500
2Q14
3Q14
4Q14
1Q15
2Q15
Revenue Growth
1.4% excluding
2Q14 notable
3.2% excluding
4Q14 notable
0.5% excluding
2Q14 notable

| 2Q15 Earnings Conference Call
Year-Over-Year Growth
Average Balances
210
230
250
270
290
2Q14
3Q14
4Q14
1Q15
2Q15
Loans
Deposits
5.1%
$248.0
2.5%
$246.6
6.8%
$240.5
6.3%
$243.9
5.9%
$246.4
8.1%
$278.5
8.9%
$285.7
6.0%
$262.4
7.4%
$271.0
7.2%
$275.5
Loan and Deposit Growth
$ in billions
2Q15 adjusted*
loan growth = 4.0%
* Excluding the impact of the reclassification of approximately $3 billion of student loans to held for sale at the end of 1Q15

| 2Q15 Earnings Conference Call
Net Charge-offs
Nonperforming Assets
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)
Credit Quality
$ in millions
0.00%
0.75%
1.50%
2.25%
3.00%
0
130
260
390
520
2Q14
3Q14
4Q14
1Q15
2Q15
$349
$336
$308
$279
$296
0.58%
0.55%
0.50%
0.46%
0.48%
$1,943
$1,923
$1,808
$1,696
$1,577
0.80%
0.78%
0.73%
0.69%
0.63%
0.00%
0.75%
1.50%
2.25%
3.00%
0
700
1,400
2,100
2,800
2Q14
3Q14
4Q14
1Q15
2Q15

| 2Q15 Earnings Conference Call
Taxable-equivalent basis
Earnings Summary
$ and shares in millions, except per-share data
YTD
YTD
2Q15
1Q15
2Q14
vs 1Q15
vs 2Q14
2015
2014
%B/(W)
Net Interest Income
2,770
$
2,752
$
2,744
$
0.7
0.9
5,522
$
5,450
$
1.3
Noninterest Income
2,272
2,154
2,444
5.5
(7.0)
4,426
4,552
(2.8)
Net Revenue
5,042
4,906
5,188
2.8
(2.8)
9,948
10,002
(0.5)
Noninterest Expense
2,682
2,665
2,753
(0.6)
2.6
5,347
5,297
(0.9)
Operating Income
2,360
2,241
2,435
5.3
(3.1)
4,601
4,705
(2.2)
Net Charge-offs
296
279
349
(6.1)
15.2
575
690
16.7
Excess Provision
(15)
(15)
(25)
-
(40.0)
(30)
(60)
(50.0)
Income before Taxes
2,079
1,977
2,111
5.2
(1.5)
4,056
4,075
(0.5)
Applicable Income Taxes
582
533
602
(9.2)
3.3
1,115
1,154
3.4
Noncontrolling Interests
(14)
(13)
(14)
(7.7)
-
(27)
(29)
6.9
Net Income
1,483
1,431
1,495
3.6
(0.8)
2,914
2,892
0.8
Preferred Dividends/Other
66
66
68
-
2.9
132
134
1.5
NI to Common
1,417
$
1,365
$
1,427
$
3.8
(0.7)
2,782
$
2,758
$
0.9
Diluted EPS
0.80
$
0.76
$
0.78
$
5.3
2.6
1.56
$
1.51
$
3.3
Average Diluted Shares
1,779
1,789
1,821
0.6
2.3
1,784
1,825
2.2
% B/(W)

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| 2Q15 Earnings Conference Call
Net Interest Income
Key Points
vs. 2Q14
Average earning assets grew $30.4 billion, or 9.1%
Net interest margin lower 24 bps (3.03% vs. 3.27%)
Growth in the investment portfolio at lower average rates as well as lower reinvestment rates on investment securities, lower loan fees due to the Checking Account Advance product wind down,
lower rates on new loans and a change in loan portfolio mix
Partially offset by lower funding costs
vs. 1Q15
Average earning assets grew $5.6 billion, or 1.5%
Net interest margin lower 5 bps (3.03% vs. 3.08%)
Continued change in loan portfolio mix, the impact of higher cash balances at the Federal Reserve as a result of continued
deposit growth, along with growth in lower rate investment
securities and lower investment portfolio reinvestment rates
Year-Over-Year Change
2.7%
1.3%
2.4%
1.7%
0.9%
Net Interest Income
$ in millions
Taxable-equivalent basis
$2,744
$2,748
$2,799
$2,752
$2,770
0.0%
2.0%
4.0%
6.0%
8.0%
0
1,000
2,000
3,000
4,000
2Q14
3Q14
4Q14
1Q15
2Q15
Net Interest Income
Net Interest Margin
3.27%
3.16%
3.14%
3.08%
3.03%

| 2Q15 Earnings Conference Call

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| 2Q15 Earnings Conference Call
Noninterest Income
Noninterest Income
Key Points
vs. 2Q14
Noninterest income decreased $172 million, or 7.0%
(1.9% increase excluding notable item in 2Q14)
•
Higher trust and investment management fees (7.4% increase)
•
Higher merchant processing revenue (2.9% increase, 7.6%
increase adjusted for the impact of foreign currency rate changes)
•
Higher credit and debit card revenue (2.7% increase) on volume increase of 6.6%
•
Lower mortgage revenue primarily due to an unfavorable change in the valuation of mortgage servicing rights net of hedging activities
vs. 1Q15
Noninterest income increased $118 million, or 5.5%
•
Seasonally higher credit and debit card revenue (10.4% increase), merchant processing services revenue (10.0% increase), and
deposit service charges (8.1% increase)
•
Higher trust and investment management fees (3.7% increase)
•
Partially offset by lower mortgage banking revenue
Year-Over-Year Change
7.4%
3.0%
9.9%
2.2%
(7.0%)
$2,444
$2,242
$2,370
$2,154
$2,272
All Other
Mortgage
Service Charges
Trust and Inv Mgmt
Payments
Notable items: 2Q14 Visa gain $214 million, 4Q14 Nuveen gain $124 million
Payments = credit and debit card, corporate payment products and merchant processing
Service charges = deposit service charges, treasury management and ATM processing
$ in millions
$637
$432
$587
$446
$472
$278
$260
$235
$240
$231
$393
$402
$396
$376
$396
$311
$315
$322
$322
$334
$825
$833
$830
$770
$839
0
700
1,400
2,100
2,800
2Q14
3Q14
4Q14
1Q15
2Q15

| 2Q15 Earnings Conference Call

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| 2Q15 Earnings Conference Call
Noninterest Expense
$643
$503
$594
$479
$459
$214
$219
$219
$214
$221
$273
$261
$347
$229
$266
$241
$249
$248
$247
$247
$1,382
$1,382
$1,396
$1,496
$1,489
0
800
1,600
2,400
3,200
2Q14
3Q14
4Q14
1Q15
2Q15
Noninterest Expense
Key Points
vs. 2Q14
Noninterest expense decreased $71 million, or 2.6%
(5.1% increase excluding notable item in 2Q14)
•
Higher compensation (6.3% increase) reflecting the impact of merit increases, acquisitions, and higher staffing for risk and compliance activities
•
Higher employee benefits expense (14.0% increase) primarily
due to higher pension costs
•
Lower postage, printing and supplies expense (20.0% decrease)
vs. 1Q15
Noninterest expense increased $17 million, or 0.6%
•
Higher professional services expense (37.7% increase) due to mortgage servicing and compliance related matters
•
Higher marketing and business development expense (37.1%
increase) due to the timing of various marketing programs
•
Partially offset by lower employee benefit expense (7.6%
decrease) primarily resulting from seasonally lower payroll taxes
Year-Over-Year Change
7.7%
1.9%
4.5%
4.8%
(2.6%)
$2,753
$2,614
$2,804
$2,665
$2,682
All Other
Tech and Communications
Prof Svcs, Marketing and PPS
Occupancy and Equipment
Compensation and Benefits
Notable items: 2Q14 FHA DOJ settlement $200 million, 4Q14 charitable contributions and accruals for legal matters $88 million
$ in millions

| 2Q15 Earnings Conference Call

| 2Q15 Earnings Conference Call
Capital Position
*RWA = risk-weighted assets
$ in billions
2Q15
1Q15
4Q14
3Q14
2Q14
Total U.S. Bancorp shareholders' equity
44.5
$
44.3
$
43.5
$
43.1
$
42.7
$
Standardized Approach
Basel III transitional standardized approach
Common equity tier 1 capital ratio
9.5%
9.6%
9.7%
9.7%
9.6%
Tier 1 capital ratio
11.0%
11.1%
11.3%
11.3%
11.3%
Total risk-based capital ratio
13.1%
13.3%
13.6%
13.6%
13.2%
Leverage ratio
9.2%
9.3%
9.3%
9.4%
9.6%
Common equity tier 1 capital to RWA* estimated for the
Basel III fully implemented standardized approach
9.2%
9.2%
9.0%
9.0%
8.9%
Advanced Approaches
Common equity tier 1 capital to RWA for the Basel III
transitional advanced approaches
12.9%
12.3%
12.4%
12.4%
12.3%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented advanced approaches
12.4%
11.8%
11.8%
11.8%
11.7%
Tangible common equity ratio
7.5%
7.6%
7.5%
7.6%
7.5%
Tangible common equity as a % of RWA
9.2%
9.3%
9.3%
9.3%
9.2%

| 2Q15 Earnings Conference Call
76%
Reinvest and
Acquisitions
Dividends
Share
Repurchases
Capital Actions
27%
29%
31%
32%
32%
35%
42%
41%
38%
44%
0%
25%
50%
75%
100%
2012
2013
2014
1Q15
2Q15
Dividends
Share Repurchases
62%
70%
Payout Ratio
71%
72%
Dividend increase announced June 16
•
Annual dividend increased from $0.98 to $1.02 per share, a 4.1% increase
One year authorization to repurchase up to $3.0 billion of outstanding common stock effective April 1, 2015
Returned 76% of earnings to shareholders during 2Q15
Earnings Distribution Target
32%
24%
44%
2Q15
Actual
20 -
40%
30 -
40%
30 -
40%

Appendix

| 2Q15 Earnings Conference Call
12.4%
13.6%
15.5%
15.1%
11.0%
6.9%
6.1%
4.2%
6.5%
4.8%
10.5%
5.8%
2.2%
(0.3%)
(1.4%)
5.9%
4.9%
3.6%
2.4%
1.3%
2.3%
3.6%
3.6%
3.5%
(1.8%)
0
70
140
210
280
2Q14
3Q14
4Q14
1Q15
2Q15
Average Loans
Key Points
vs. 2Q14
Average total loans increased by $6.1 billion, or
2.5% ($9.5 billion, or 4.0% increase excluding
student loans, which were reclassified to held
for sale at the end of 1Q15)
Average total commercial loans increased $8.2
billion, or 11.0%; average commercial real
estate loans increased $2.0 billion, or 4.8%
vs. 1Q15
Average total loans declined by $1.4 billion, or
0.6% (0.7% increase excluding student loans,
which were reclassified to held for sale at the
end of 1Q15)
Average total commercial loans increased $1.7
billion, or 2.1%; average commercial real estate
loans decreased $0.2 billion, or 0.5%
Year-Over-Year Growth
6.8%
6.3%
5.9%
5.1%
2.5%
Covered
Commercial
CRE
Res Mtg
Retail
Credit Card
$246.6
$240.5
$243.9
$246.4
$248.0
Average Loans
4.0%*
$ in billions
5.7%*
* Excluding the impact of the reclassification of approximately $3 billion of student loans to held for sale at the end of 1Q15

16
| 2Q15 Earnings Conference Call
(5.9%)
(13.1%)
(4.9%)
(8.2%)
(14.1%)
10.8%
18.3%
19.7%
24.7%
30.2%
8.3%
10.9%
8.3%
7.3%
6.1%
7.4%
8.6%
3.3%
5.2%
7.7%
0
80
160
240
320
2Q14
3Q14
4Q14
1Q15
2Q15
Average Deposits
Key Points
vs. 2Q14
Average total deposits increased by $23.3
billion, or 8.9%
Average low-cost deposits (NIB, interest
checking, money market and savings)
increased by $29.3 billion, or 13.3%
vs. 1Q15
Average total deposits increased by $7.3
billion, or 2.6%
Average low-cost deposits increased by $10.4
billion, or 4.4%
Year-Over-Year Growth
6.0%
7.4%
7.2%
8.1%
8.9%
Time
Money Market
Checking and Savings
Noninterest-bearing
$262.4
$271.0
$275.5
$278.5
$285.7
Average Deposits
$ in billions

| 2Q15 Earnings Conference Call

2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

| 2Q15 Earnings Conference Call
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
Average quarter-over-quarter loan growth of 2.3% and year-over-year loan growth of 11.5% is supported by strong credit quality
Net charge-offs, nonperforming loans and delinquencies remained at historically low levels
2Q14
1Q15
2Q15
Average Loans
$69,920
$76,183
$77,932
30-89 Delinquencies
0.23%
0.19%
0.19%
90+ Delinquencies
0.06%
0.06%
0.05%
Nonperforming Loans
0.24%
0.10%
0.10%
Credit Quality –
Commercial Loans
$ in millions
0.0%
0.5%
1.0%
1.5%
2.0%
0
25,000
50,000
75,000
100,000
2Q14
3Q14
4Q14
1Q15
2Q15
20%
24%
28%
32%
36%
Revolving Line Utilization Trend
$69,920
$72,190
$74,333
$76,183
$77,932
0.30%
0.29%
0.26%
0.21%
0.20%
Average Loans
Net Charge-offs Ratio

| 2Q15 Earnings Conference Call
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
Year-over-year average leases increased 4.3%
Net charge-offs, nonperforming loans and delinquencies continued at modest levels
2Q14
1Q15
2Q15
Average Loans
$5,100
$5,325
$5,321
30-89 Delinquencies
0.75%
0.84%
0.81%
90+ Delinquencies
0.00%
0.00%
0.00%
Nonperforming Loans
0.31%
0.24%
0.23%
Credit Quality –
Commercial Leases
$ in millions
Small Ticket
$3,197
Equipment
Finance
$2,124
Commercial Leases
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| 2Q15 Earnings Conference Call
$5,100
$5,155
$5,292
$5,325
$5,321
0.7%
0.0%
0.7%
1.4%
2.1%
0
3,000
6,000
9,000
2Q14
3Q14
4Q14
1Q15
2Q15
0.24%
0.46%
0.23%
0.23%
Average Loans
Net Charge
-offs Ratio
-0.15%

| 2Q15 Earnings Conference Call
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
Year-over-year average loans increased 4.8%
Historically low delinquency and nonperforming loan levels improved both on a quarter-over-quarter and year-over-
year basis
The net charge-off ratio of 0.01% continued a two-year trend of minimal CRE net charge-offs
2Q14
1Q15
2Q15
Average Loans
$40,497
$42,671
$42,446
30-89 Delinquencies
0.14%
0.24%
0.12%
90+ Delinquencies
0.06%
0.07%
0.05%
Nonperforming Loans
0.55%
0.51%
0.41%
Performing TDRs*
$330
$259
$240
Credit Quality –
Commercial Real Estate (CRE)
$ in millions
Investor
$21,028
Owner
Occupied
$11,471
Multi-family
$3,075
Retail
$773
Residential
Construction
$2,103
A&D
Construction
$666
Office
$1,203
Other
$2,127
* TDR = troubled debt restructuring
CRE Mortgage
CRE Construction
$40,497
$40,839
$40,966
$42,671
$42,446
-0.04%
0.04%
-0.10%
-0.17%
0.01%
-0.5%
0.0%
0.5%
1.0%
1.5%
0
20,000
40,000
60,000
2Q14
3Q14
4Q14
1Q15
2Q15
Average Loans
Net Charge
-offs Ratio

| 2Q15 Earnings Conference Call
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
Originations are of high credit quality (weighted average FICO 757, weighted average LTV 70%)
83% of the balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
Credit Quality –
Residential Mortgage
$ in millions
2Q14
1Q15
2Q15
Average Loans
$51,815
$51,426
$51,114
30-89 Delinquencies
0.48%
0.38%
0.38%
90+ Delinquencies
0.49%
0.33%
0.30%
Nonperforming Loans
1.57%
1.61%
1.50%
*Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($2,080 million in 2Q15)
$51,815
$51,994
$51,872
$51,426
$51,114
0.44%
0.32%
0.30%
0.28%
0.26%
0.0%
0.5%
1.0%
1.5%
2.0%
0
15,000
30,000
45,000
60,000
2Q14
3Q14
4Q14
1Q15
2Q15
Average Loans
Net Charge
-offs Ratio
$1,922
$1,899
$1,866
$1,851
$1,931
0
1,000
2,000
3,000
4,000
2Q14
3Q14
4Q14
1Q15
2Q15
Residential Mortgage Performing TDRs*

| 2Q15 Earnings Conference Call
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
Average loans increased 1.3% year-over-year driven by high quality originations (weighted average FICO 756)
Delinquencies and losses remain historically low, reflecting stability in both underwriting and credit quality
Nonperforming loans continued to decline
$17,384
$17,753
$17,990
$17,823
$17,613
3.92%
3.53%
3.53%
3.71%
3.85%
0.0%
3.0%
6.0%
9.0%
12.0%
0
6,000
12,000
18,000
24,000
2Q14
3Q14
4Q14
1Q15
2Q15
Average Loans
Net Charge-offs Ratio
Credit Quality –
Credit Card
$ in millions
2Q14
1Q15
2Q15
Average Loans
$17,384
$17,823
$17,613
30-89 Delinquencies
1.13%
1.16%
1.16%
90+ Delinquencies
1.06%
1.19%
1.03%
Nonperforming Loans
0.29%
0.13%
0.09%
$52
$40
$30
$22
$16
0.29%
0.22%
0.16%
0.13%
0.09%
0.0%
0.5%
1.0%
1.5%
2.0%
0
20
40
60
80
2Q14
3Q14
4Q14
1Q15
2Q15
Credit Card Nonperforming Loans

22
| 2Q15 Earnings Conference Call
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
High-quality originations (weighted average FICO on commitments was 768, weighted average CLTV 71%)
originated primarily through the retail branch network to existing bank customers on their primary residences
Net charge-offs ratio declined on a linked quarter and year-over-year basis
Credit Quality –
Home Equity
$ in millions
2Q14
1Q15
2Q15
Average Loans
$15,327
$15,897
$15,958
30-89 Delinquencies
0.50%
0.41%
0.36%
90+ Delinquencies
0.26%
0.25%
0.25%
Nonperforming Loans
1.11%
1.07%
0.98%
Subprime: 1%
Wtd Avg LTV*: 90%
NCO: 1.83%
Prime: 96%
Wtd Avg LTV*: 72%
NCO: 0.24%
Other: 3%
Wtd Avg LTV*: 71%
NCO: 0.84%
*LTV at origination
$15,327
$15,704
$15,853
$15,897
$15,958
0.0%
1.0%
2.0%
3.0%
4.0%
0
5,000
10,000
15,000
20,000
2Q14
3Q14
4Q14
1Q15
2Q15
0.60%
0.61%
0.43%
0.36%
0.28%
Average Loans
Net Charge-offs Ratio

| 2Q15 Earnings Conference Call
Home Equity

2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

| 2Q15 Earnings Conference Call
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
Continued high-quality originations (weighted average FICO 790) support the portfolio’s stable credit profile
Delinquencies remained relatively stable at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
Credit Quality –
Retail Leasing
$ in millions
2Q14
1Q15
2Q15
Average Loans
$6,014
$5,819
$5,696
30-89 Delinquencies
0.16%
0.12%
0.17%
90+ Delinquencies
0.00%
0.00%
0.00%
Nonperforming Loans
0.02%
0.02%
0.04%
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values
Average Loans
Net Charge-offs Ratio
$6,014
$5,991
$5,939
$5,819
$5,696
0.0%
0.2%
0.4%
0.6%
0.8%
0
2,000
4,000
6,000
8,000
2Q14
3Q14
4Q14
1Q15
2Q15
100
110
120
130
140
ManheimUsed Vehicle Index*
0.07%
0.00%
0.07%
0.07%
0.07%

Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
Student loans were moved to held for sale at the end of the first quarter of 2015
Growth in auto and installment loans partially offset the reclassification of student loans
Net charge-offs and delinquencies remained low on a linked quarter and year-over-year basis
Credit Quality –
Other Retail
$ in millions
2Q14
1Q15
2Q15
Average Loans
$26,587
$27,604
$25,415
30-89 Delinquencies
0.47%
0.44%
0.48%
90+ Delinquencies
0.11%
0.11%
0.10%
Nonperforming Loans
0.06%
0.06%
0.07%
Installment
$6,529
Auto Loans
$15,609
Revolving
Credit
$3,277
$26,587
$27,003
$27,317
$27,604
$25,415
0.68%
0.72%
0.76%
0.60%
0.62%
0.0%
0.5%
1.0%
1.5%
2.0%
0
10,000
20,000
30,000
40,000
2Q14
3Q14
4Q14
1Q15
2Q15
Average Loans
Net Charge
-offs Ratio

| 2Q15 Earnings Conference Call
Other Retail

25
| 2Q15 Earnings Conference Call
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
Continued growth (10.6% year-over-year) in auto loans driven by high-quality originations in the indirect channel
(weighted average FICO 768)
Net charge-offs seasonally improved on a linked quarter basis and, as expected, increased slightly year-over-year as growth initiatives continued to mature
Credit Quality –
Auto Loans
$ in millions
2Q14
1Q15
2Q15
Average Loans
$14,108
$15,013
$15,609
30-89 Delinquencies
0.38%
0.30%
0.35%
90+ Delinquencies
0.03%
0.01%
0.02%
Nonperforming Loans
0.01%
0.03%
0.04%
Direct: 6%
Wtd Avg FICO: 748
NCO: 0.11%
Indirect: 94%
Wtd Avg FICO: 764
NCO: 0.16%
Auto Loans are included in Other Retail category
$14,108
$14,404
$14,644
$15,013
$15,609
0.0%
0.5%
1.0%
1.5%
2.0%
0
5,000
10,000
15,000
20,000
2Q14
3Q14
4Q14
1Q15
2Q15
0.11%
0.25%
0.33%
0.19%
0.15%
Average Loans
Net Charge
-offs Ratio

| 2Q15 Earnings Conference Call
Indirect and Direct Channel

| 2Q15 Earnings Conference Call
26

| 2Q15 Earnings Conference Call
Non-GAAP Financial Measures
June 30,
March 31,
December 31,
September 30,
June 30,
(Dollars in Millions, Unaudited)
2015
2015
2014
2014
2014
Total equity
$45,231
$44,965
$44,168
$43,829
$43,386
Preferred stock
(4,756)
(4,756)
(4,756)
(4,756)
(4,756)
Noncontrolling interests
(694)
(688)
(689)
(688)
(686)
Goodwill (net of deferred tax liability) (1)
(8,350)
(8,360)
(8,403)
(8,503)
(8,548)
Intangible assets, other than mortgage servicing rights
(744)
(783)
(824)
(877)
(925)
Tangible common equity (a)
30,687
30,378
29,496
29,005
28,471
Tangible common equity (as calculated above)
30,687
30,378
29,496
29,005
28,471
Adjustments (2)
125
158
172
187
224
Common equity tier 1 capital estimated for the Basel III fully implemented standardized and advanced approaches (b)
30,812
30,536
29,668
29,192
28,695
Total assets
419,075
410,233
402,529
391,284
389,065
Goodwill (net of deferred tax liability) (1)
(8,350)
(8,360)
(8,403)
(8,503)
(8,548)
Intangible assets, other than mortgage servicing rights
(744)
(783)
(824)
(877)
(925)
Tangible assets (c)
409,981
401,090
393,302
381,904
379,592
Risk-weighted assets, determined in accordance with prescribed regulatory requirements (d)
333,177
*
327,709
317,398
311,914
309,929
Adjustments (3)
3,532
*
3,153
11,110
12,837
12,753
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (e)
336,709
*
330,862
328,508
324,751
322,682
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements
245,038
*
254,892
248,596
243,909
241,929
Adjustments (4)
3,721
*
3,321
3,270
3,443
3,383
Risk-weighted assets estimated for the Basel III fully implemented advanced approaches (f)
248,759
*
258,213
251,866
247,352
245,312
Ratios *
Tangible common equity to tangible assets (a)/(c)
7.5

%
7.6

%
7.5

%
7.6

%
7.5

%
Tangible common equity to risk-weighted assets (a)/(d)
9.2

9.3

9.3

9.3

9.2

Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(e)
9.2
9.2
9.0
9.0
8.9
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(f)
12.4
11.8
11.8
11.8
11.7
* Preliminary data. Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(4)
Primarily reflects higher risk-weighting for mortgage servicing rights.

U.S. Bancorp 2Q15 Earnings Conference Call July 15, 2015